SUPPLEMENT TO THE STATUTORY PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On April 4, 2018, the Board of Trustees (the "Board") of Credit Suisse Commodity Strategy Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE APRIL 4, 2018.

As a result of the Fund's liquidation, each shareholder of the Fund as of the close of business on May 31, 2018 will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of May 31, 2018, to be received on or about June 1, 2018. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to May 31, 2018. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders.

The Fund will continue to charge Distribution and Service (12b-1) fees on all classes of shares until May 31, 2018.

Dated: April 4, 2018	16-0418 for CS-PRO CAS-SUMPRO 2018-001